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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (date of earliest event reported): August 8, 1996



                              TIB FINANCIAL CORP.
             (Exact Name of Registrant as Specified in Its Charter)



         Florida                          333-03499               65-0655973
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



     99451 Overseas Highway
       Key Largo, Florida                                             33037
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:  305-451-4660
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Not applicable.

     (b) TIB Financial Corp. ("Registrant") was incorporated under the laws of the State of Florida in February 1996 for the purpose of becoming a bank holding company for TIB Bank of the Keys (the "Bank"). The Bank is not a reporting or registered company or bank pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended. Registrant, the Bank and TIB Interim Corp. (In Organization), a new Florida successor financial institution that is a wholly-owned subsidiary of Registrant (the "Subsidiary"), entered into an Agreement and Plan of Merger dated as of February 27, 1996, as amended (the "Merger Agreement"), pursuant to the terms of which the Bank will become a wholly-owned subsidiary of Registrant, with the present shareholders of the Bank receiving one share of Registrant Common Stock for each share of the Bank's Common Stock held by them.

     In anticipation of completing the merger contemplated by the Merger Agreement, Registrant appointed Bricker & Melton, P.A.("B&M") to serve as its initial certifying accountant for its financial statements. Therefore, the following information pertains to Registrant's retention of B&M to serve as its initial certifying accountant.

Item 304(a)(2) of Regulation S-K information:

     Bricker & Melton, P.A. was appointed effective August 8, 1996 by the Boards of Directors of Registrant and the Bank to serve as the initial certifying accountant for Registrant's financial statements and the certifying accountant for the Bank's financial statements. B&M will replace KPMG Peat Marwick ("KPMG") as the certifying accountant for the Bank, which is not a reporting company. KPMG has not previously served as the certifying accountant for Registrant's financial statements.

     (i) Registrant and the Bank retained B&M to provide strategic planning consulting services (including written materials) and to assist with the holding company formation process beginning in November 1995. During the holding company formation process, B&M advised Registrant orally with respect to the application of accounting principles to the holding company formation transaction. The quality and cost effectiveness of these services provided by B&M were important factors considered by Registrant in selecting B&M to serve as Registrant's initial certifying accountants; however, neither the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on Registrant's financial statements, was concluded by B&M (or considered by Registrant) to be an important factor in reaching a decision as to any accounting, auditing or financial reporting issue or the retention of B&M.

     (ii) During the past two fiscal years and subsequent interim periods, no matter that was either the subject of a disagreement (as defined in paragraph
(a)(i)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(i)(v) of Item 304 of Regulation S-K) has occurred.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TIB Financial Corp.
                                    (Registrant)


Date:  August 21, 1996              /s/ Edward V. Lett
                                    -------------------------------------------
                                    Edward V. Lett,President and
                                    Chief Executive Officer
                                    (Principal Executive and Financial Officer)

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